Exhibit 99.1

Web.com Reports Record Fourth Quarter and Full Year 2012 Financial Results

•	Fourth quarter revenue and profitability exceed high end of Web.com’s guidance
•	Successful integration of Network Solutions acquisition with accelerating revenue growth
•	Achieved three million subscriber milestone with low churn rates and increasing average revenue per user (ARPU)
•	Generated cash from operations of $26.6 million in the fourth quarter
•	Reduced debt balance by $9.6 million in the fourth quarter and $70.1 million since closing the Network Solutions acquisition

JACKSONVILLE, FL – February 7, 2013 – Web.com Group, Inc. (NASDAQ: WWWW), a leading provider of internet services and online marketing solutions for small businesses, today announced results for the fourth quarter and full year ended December 31, 2012.

“2012 was a pivotal year for Web.com as our successful integration of Network Solutions has created a company with an annualized non-GAAP revenue run rate of more than $500 million, an accelerating revenue growth profile, and best-in-class profitability margins and strong cash flow from operations,” said David Brown, chairman and chief executive officer of Web.com.

The Company achieved a significant milestone by exceeding three million subscribers at year end. Web.com’s pro forma revenue growth rate accelerated from the low single digits in 2011 to 7.2% in 2012. Also during the fourth quarter, Web.com refinanced its debt to more attractive rates and further reduced its debt balance ahead of the prescribed schedule.

Mr. Brown added, “Our strategy of using our domain name business as a lead generation source and cross-sell opportunity for our broad suite of online marketing solutions is working. We believe we are well-positioned to continue delivering consistent net subscriber growth, improving ARPU gains with new products and services, and best in class churn rates to meet our longer-term target of low-teens revenue growth, consistently high profitability margins and even faster growth in earnings through continued deleveraging.”

Summary of Fourth Quarter 2012 Financial Results:

•	Total revenue, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $111.4 million for the fourth quarter of 2012, compared to $73.6 million for the fourth quarter of 2011. Non-GAAP revenue, which adds back the impact of the fair value adjustment to acquired deferred revenue, was $126.2 million for the fourth quarter of 2012, above the company’s guidance range of $124.0 million to $125.5 million.

•	Operating loss, calculated in accordance with GAAP, was $605 thousand for the fourth quarter of 2012 and included a $15.2 million negative impact related to the fair value adjustment to acquired deferred revenue and deferred expenses. For the fourth quarter of 2011, the company reported a GAAP operating loss of $32.8 million which included a $23.4 million negative impact from the fair value adjustment to acquired deferred revenue and deferred expenses, and $17.0 million of restructuring charges and corporate development expenses.

•	GAAP net loss from continuing operations was $51.9 million, or $1.10 per diluted share, for the fourth quarter of 2012, and included the above-mentioned impact related to the fair value adjustment to acquired deferred revenue and deferred expenses, a $42.0 million charge related to the extinguishment of debt, and an income tax benefit of $4.7 million. GAAP net income from continuing operations was $669 thousand, or $0.02 per diluted share, in the fourth quarter of 2011, and included the above-mentioned impact related to acquired deferred revenue and deferred expenses, restructuring and corporate development expenses, as well as a $50.7 million tax benefit.

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•	Non-GAAP operating income was $35.0 million for the fourth quarter of 2012, compared to $23.2 million for the fourth quarter of 2011 and representing a non-GAAP operating margin of 28%.

•	Non-GAAP net income from continuing operations was $22.7 million or $0.45 per diluted share for the fourth quarter of 2012, above the company’s guidance of $20.9 to $21.4 million or $0.41 to $0.42 per diluted share. The Company had non-GAAP net income of $12.2 million, or $0.28 per diluted share, for the fourth quarter of 2011.

•	Adjusted EBITDA was $37.4 million for the fourth quarter of 2012, compared to $24.8 million for the fourth quarter of 2011 and representing a 30% adjusted EBITDA margin.

•	The Company generated cash from operations of $26.6 million for the fourth quarter of 2012 compared to $4.5 million for the fourth quarter of 2011.

Fourth Quarter and Recent Business Highlights:

•	Web.com’s total net subscribers were 3,009,000 at the end of the fourth quarter of 2012, an increase of 18,000 from the end of the third quarter.

•	Web.com’s average revenue per user (ARPU) was $13.77 for the fourth quarter of 2012, representing a sequential increase of 2.1% from $13.49 in the third quarter of 2012 and growth of 7.1% from the $12.86 pro forma ARPU in the fourth quarter of 2011.

•	Customer churn remained approximately 1% for the third quarter of 2012, consistent with the previous record low level.

•	Web.com used $9.6 million in cash to reduce its debt balance during the quarter. Since closing the acquisition of Network Solutions, Web.com has reduced its debt balance by more than $70 million as of the end of the fourth quarter. The Company intends to continue using its strong cash flow to reduce its debt balance for additional savings in interest expense.

•	During the fourth quarter, the company successfully refinanced and upsized its First Lien Credit Facility while simultaneously reducing its Second Lien Term Loan by a similar amount of $60 million. These transactions resulted in annualized interest savings of more than $12 million.

•	Subsequent to its debt refinancing, Web.com drew down $20 million under its revolving credit facility and used $8 million from cash on hand to retire an additional $28 million of its Second Lien Term Loan, which had an outstanding balance of $32 million as of December 31, 2012 compared to $120 million as of December 31, 2011.

Summary of Full Year 2012 Financial Results:

•	Total revenue, calculated in accordance with GAAP, was $407.6 million for 2012, compared to $199.2 million for 2011. Non-GAAP revenue, which adds back the impact of the fair value adjustment to acquired deferred revenue, was $491.4 million for 2012, compared to $234.4 million in 2011.

•	Operating loss, calculated in accordance with GAAP, was $36.0 million for 2012 and included an $86.1 million negative impact related to the fair value adjustment to acquired deferred revenue and deferred expenses as well as $3.1 million in restructuring charges and corporate development expenses. For 2011, the company reported a GAAP operating loss of $40.8 million, which included a $36.0 million negative impact from the fair value adjustment to acquired deferred revenue and deferred expenses as well as $22.6 million in restructuring charges and corporate development expenses.

•	GAAP net loss from continuing operations was $122.2 million, or $2.61 per diluted share, for 2012 and included the above-mentioned impact related to the fair value adjustment to acquired deferred revenue and deferred expenses, restructuring charges and corporate development expenses, a $42.0 million loss related to the extinguishment of debt, and an income tax benefit of $16.7 million. GAAP net loss from continuing operations was $12.5 million, or $0.41 per diluted share, in 2011, which included the above-mentioned impact from the fair value adjustment to acquired deferred revenue and deferred expenses, restructuring charges and corporate development expenses, as well as a $50.1 million income tax benefit.

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•	Non-GAAP operating income was $135.9 million for 2012, compared to $50.2 million for 2011 and representing a record annual non-GAAP operating margin of 28%.

•	Non-GAAP net income from continuing operations was $79.8 million for 2012, or $1.59 per diluted share, compared to $35.3 million, or $1.05 per diluted share for 2011.

•	Adjusted EBITDA was $144.5 million for 2012, compared to $54.2 million for 2011 and representing a record 29% annual adjusted EBITDA margin.

•	Cash flow from operations was $78.0 million for 2012 compared to $14.9 million for 2011.

Conference Call Information

Management will host a conference call today February 7, 2013, at 5:00 p.m. (Eastern Time), to discuss Web.com’s fourth quarter and full year financial results and other matters related to the Company’s business and forward looking guidance on selected financial metrics. A live webcast of the call will be available at the “Investor Relations” page of Web.com’s website, http://ir.web.com. To access the call, dial 877-407-3982 (domestic) or 201-493-6780 (international). A replay of this conference call will be available for a limited time at 877-870-5176 (domestic) or 858-384-5517 (international). The replay conference ID is 407334. A replay of the webcast will also be available for a limited time at http://ir.web.com.

About Web.com

Web.com Group, Inc. (Nasdaq:WWWW) is a leading provider of internet services and online marketing solutions for small- and medium-sized businesses (SMBs). Web.com meets the needs of SMBs anywhere along their lifecycle by offering a full range of online services and support, including domain name registration, website design, search engine optimization, internet marketing and local sales leads, social media and mobile solutions, shopping cart software, eCommerce website design and call center services. For more information on the company, please visit http://www.web.com/.

Note to Editors: Web.com is a registered trademark of Web.com Group, Inc.

Use of Non-GAAP Financial Measures

Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G. Web.com believes presenting non-GAAP measures is useful to investors, because it describes the operating performance of the company, excluding some recurring charges that are included in the most directly comparable measures calculated and presented in accordance with GAAP. Web.com’s management uses these non-GAAP measures as important indicators of the Company’s past performance and in planning and forecasting performance in future periods. The non-GAAP financial information Web.com presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP. You are encouraged to review the reconciliation of non-GAAP financial measures to GAAP financial measures included elsewhere in this press release.

Relative to each of the non-GAAP measures Web.com presents above, management further sets forth its rationale as follows:

•	Non-GAAP Revenue. Web.com excludes from non-GAAP revenue the impact of the fair value adjustment to deferred revenue because we believe that excluding such measures helps management and investors better understand our revenue trends.

•	Non-GAAP Operating Income. Web.com excludes from non-GAAP operating income amortization of intangibles, fair value adjustment to deferred revenue and deferred expense, restructuring charges, corporate development expenses, stock-based compensation charges, and gains or losses from asset sales. Management believes that excluding these items assists investors in evaluating period-over-period changes in Web.com’s operating income without the impact of items that are not a result of the Company’s day-to-day business and operations.

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•	Non-GAAP Net Income and Non-GAAP Net Income Per Diluted Share. Web.com excludes from non-GAAP net income and non-GAAP net income per diluted share amortization of intangibles, income tax expense, fair value adjustment to deferred revenue and deferred expense, restructuring charges, corporate development expenses, amortization of deferred financing fees, stock-based compensation, gains or losses from asset sales and includes cash income tax expense, because management believes that excluding such measures helps investors better understand the Company’s operating activities.

•	Adjusted EBITDA. Web.com excludes from Adjusted EBITDA depreciation expense, amortization of intangibles, income tax, interest expense, interest income, stock-based compensation, gains or losses from asset sales, corporate development expenses, and restructuring charges, because management believes that excluding such items helps investors better understand the Company's operating activities.
•	In respect of the foregoing, Web.com provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

•	Stock-based compensation. These expenses consist of expenses for employee stock options and employee awards under ASC 718-10. While stock-based compensation expense calculated in accordance with ASC 718-10 constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because it is not an expense that typically requires or will require cash settlement by Web.com and because such expense is not used by management to assess the core profitability of the Company’s business operations. Web.com further believes these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements. In addition, excluding this item from various non-GAAP measures facilitates comparisons to the Company’s competitors’ operating results.

•	Amortization of intangibles. Web.com incurs amortization of acquired intangibles under ASC 805-10-65. Acquired intangibles primarily consist of customer relationships, non-compete agreements, trade names, and developed technology. Web.com expects to amortize for accounting purposes the fair value of the acquired intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated. Although the intangible assets generate revenue for Web.com, the item is excluded because this expense is non-cash in nature and because the Company believes the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance. In addition, excluding this item from various non-GAAP measures facilitates management’s internal comparisons to Web.com’s historical operating results and comparisons to the Company’s competitors’ operating results.

•	Depreciation expense. Web.com incurs depreciation expense associated with its fixed assets. Although the fixed assets generate revenue for Web.com, the item is excluded because the Company believes the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance, and its ability to invest in research and development and fund acquisitions and capital expenditures. In addition, excluding this item from certain non-GAAP measures facilitates management’s internal comparisons to Web.com’s historical operating results and comparisons to the Company’s competitors’ operating results.

•	Amortization of deferred financing fees. Web.com incurs amortization expense related to deferred financing fees. This item is excluded because Web.com believes the non-GAAP measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance. In addition, excluding this item from various non-GAAP measures facilitates management’s internal comparisons to Web.com’s historical operating results and comparisons to the Company’s competitors’ operating results.

•	Restructuring charges. Web.com has recorded restructuring charges. Web.com excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the Company’s business operations.

•	Income tax expense. Due to the magnitude of Web.com’s historical net operating losses and related deferred tax asset, the Company excludes income tax expense from its non-GAAP measures primarily because they are not indicative of the cash tax paid by the Company and therefore are not reflective of ongoing operating results. Further, excluding this item from non-GAAP measures facilitates management’s internal comparisons to the Company’s historical operating results. Web.com also excludes income tax expense altogether from certain non-GAAP financial measures because the Company believes that the non-GAAP measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance and facilitates management’s internal comparisons to the Company’s historical operating results and comparisons to the Company’s competitors’ operating results.

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•	Fair value adjustment to deferred revenue and deferred expense. Web.com has recorded a fair value adjustment to acquired deferred revenue and deferred expense in accordance with ASC 805-10-65. Web.com excludes the impact of this adjustment from its non-GAAP measures, because doing so results in non-GAAP revenue and non-GAAP net income which are reflective of ongoing operating results and more comparable to historical operating results, since the majority of the Company’s revenue is recurring subscription revenue. Excluding the fair value adjustment to deferred revenue and deferred expense therefore facilitates management’s internal comparisons to Web.com’s historical operating results.

•	Corporate development expenses. Web.com incurred expenses relating to the acquisition and successful integration of acquisitions. Web.com excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the Company’s business operations.

•	Gains or losses from asset sales and certain other transactions. Web.com excludes the impact of asset sales and certain other transactions including debt extinguishments and the sale of equity method investments from its non-GAAP measures because the impact of this item is not considered part of our ongoing operations.

Forward-Looking Statements

This press release includes certain "forward-looking statements" including, without limitation, statements regarding improving ARPU gains with new products and services, expected low teens revenue growth, the success of our strategy, our ability to continue to deliver consistent net subscriber growth and high profitability margins, and our ability to deliver faster growth in earnings through continued deleveraging, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts.  These statements are sometimes identified by words such as “believe,” “will,” “expect,” or words of similar meaning. As a result of the ultimate outcome of such risks and uncertainties, Web.com’s actual results could differ materially from those anticipated in these forward-looking statements.  These statements are based on Web.com’s current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, Web.com’s ability to integrate the Network Solutions business into Web.com, disruption created by the Network Solutions acquisition and from integration efforts making it more difficult to maintain relationships with customers, employees or suppliers; risks related to the successful offering of the combined company's products and services; the risk that the anticipated benefits of the acquisition may not be realized; and other risks that may impact Web.com’s business.  Other risk factors are set forth under the caption, "Risk Factors," in Web.com’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, as filed with the Securities and Exchange Commission, which is available on a website maintained by the Securities and Exchange Commission at www.sec.gov.  Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Contact:	Web.com
Susan Datz Edelman
Director, Investor Relations and Corporate Communications
904-680-6909
sedelman@web.com

ICR for Web.com
Brian Denyeau
646-277-1251
brian.denyeau@icrinc.com

Source:	Web.com

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Web.com Group, Inc.
Consolidated Statements of Operations
(in thousands except per share data)
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011

Revenue:
Subscription	$109,236	$72,003	$396,687	$195,645
Professional services and other	2,197	1,577	10,959	3,560
Total revenue	111,433	73,580	407,646	199,205

Cost of revenue (excluding depreciation and amortization shown separately below):
Subscription	40,221	31,764	153,417	83,406
Professional services and other	1,507	353	6,913	1,415
Total cost of revenue	41,728	32,117	160,330	84,821

Gross profit	69,705	41,463	247,316	114,384

Operating expenses:
Sales and marketing	31,035	19,553	117,811	51,743
Research and development	8,209	9,050	34,258	19,252
General and administrative	11,368	21,256	49,807	45,164
Restructuring	(55)	9,206	2,469	9,536
Depreciation and amortization	19,753	15,243	78,981	29,456
Total operating expenses	70,310	74,308	283,326	155,151
Loss from operations	(605)	(32,845)	(36,010)	(40,767)

Other (expense) income:
Interest expense, net	(14,003)	(17,227)	(66,124)	(21,826)
Loss on debt extinguishment	(41,977)	-	(41,977)	-
Gain on sale of equity method investment	-	-	5,156	-
Loss before income taxes from continuing operations	(56,585)	(50,072)	(138,955)	(62,593)
Income tax benefit	4,707	50,741	16,738	50,084
Net (loss) income from continuing operations	(51,878)	669	(122,217)	(12,509)

Discontinued operations:
(Loss) gain from discontinued operations, net of tax	-	(125)	-	200
(Loss) gain from discontinued operations, net of tax	-	(125)	-	200

Net (loss) income	$(51,878)	$544	$(122,217)	$(12,309)

Basic earnings per share:
(Loss) income from continuing operations attributable per common share	$(1.10)	$0.02	$(2.61)	$(0.41)
(Loss) Income from discontinued operations attributable per common share	$-	$(0.01)	$-	$0.01
Net (loss) income per common share	$(1.10)	$0.01	$(2.61)	$(0.40)

Diluted earnings per share:
(Loss) income from continuing operations attributable per common share	$(1.10)	$0.02	$(2.61)	$(0.41)
(Loss) income from discontinued operations attributable per common share	$-	$(0.01)	$-	$0.01
Net (loss) income per common share	$(1.10)	$0.01	$(2.61)	$(0.40)

Weighted-average number of shares used in per share amounts:
Basic	47,068	40,667	46,892	30,675
Diluted	47,068	43,279	46,892	30,675

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Web.com Group, Inc.
Consolidated Balance Sheets
(in thousands except per share data)

	December 31, 2012	December 31, 2011
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$15,181	$13,364
Restricted investments	601	296
Accounts receivable, net of allowance $2,337 and $1,560, respectively	15,007	13,094
Prepaid expenses	6,697	5,184
Deferred expenses	59,255	57,302
Deferred taxes	18,092	18,563
Deferred financing fees and other	4,515	4,716
Total current assets	119,348	112,519

Restricted investments	710	714
Property and equipment, net	40,079	25,696
Deferred expenses	63,147	68,136
Goodwill	628,176	631,362
Intangible assets, net	469,703	539,979
Other assets	6,107	21,074
Total assets	$1,327,270	$1,399,480

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$6,385	$4,931
Accrued expenses	11,562	15,953
Accrued compensation and benefits	15,413	15,956
Accrued restructuring	1,477	5,687
Deferred revenue	191,149	142,157
Current portion of debt	4,681	4,182
Other liabilities	2,556	2,496
Total current liabilities	233,223	191,362

Deferred revenue	175,816	132,814
Long-term debt	688,140	714,703
Deferred tax liabilites	64,126	84,832
Other long-term liabilities	4,352	4,013
Total liabilities	1,165,657	1,127,724

Stockholders' equity
Common stock, $0.001 par value per share; 150,000,000 shares authorized; 49,175,642 and 47,359,304 shares issued and outstanding at December 31, 2012 and 2011, respectively	49	47
Additional paid-in capital	454,022	441,955
Accumulated other comprehensive income	5	-
Accumulated deficit	(292,463)	(170,246)
Total stockholders' equity	161,613	271,756

Total liabilities and stockholders' equity	$1,327,270	$1,399,480

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Web.com Group, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands except per share data)
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Reconciliation of GAAP revenue to non-GAAP revenue
GAAP revenue	$111,433	$73,580	$407,646	$199,205
Fair value adjustment to deferred revenue	14,719	22,911	83,732	35,238
Non-GAAP revenue	$126,152	$96,491	$491,378	$234,443

Reconciliation of GAAP net (loss) income to non-GAAP net income
GAAP net (loss) income	$(51,878)	$544	$(122,217)	$(12,309)
Amortization of intangibles	17,397	13,703	70,350	25,389
Loss on sale of assets	1	-	403	10
Stock based compensation	3,077	1,948	11,927	6,933
Income tax benefit	(4,707)	(50,616)	(16,738)	(49,958)
Restructuring (credits) charges	(55)	9,206	2,469	9,536
Corporate development	-	7,789	660	13,083
Amortization of deferred financing fees	1,648	5,918	11,017	6,856
Cash income tax (expense) benefit	(11)	259	(1,044)	(214)
Fair value adjustment to deferred revenue	14,719	22,911	83,732	35,238
Fair value adjustment to deferred expense	495	538	2,376	739
Loss on debt extinguishment	41,977	-	41,977	-
Gain on sale of equity method investment	-	-	(5,156)	-
Non-GAAP net income	$22,663	$12,200	$79,756	$35,303

Reconciliation of GAAP basic net (loss) income per share to non-GAAP basic net income per share
Basic GAAP net (loss) income	$(1.10)	$0.01	$(2.61)	$(0.40)
Amortization of intangibles	0.36	0.33	1.50	0.83
Loss on sale of assets	-	-	0.01	-
Stock based compensation	0.07	0.05	0.25	0.23
Income tax benefit	(0.10)	(1.24)	(0.36)	(1.63)
Restructuring charges	-	0.23	0.05	0.31
Corporate development	-	0.19	0.01	0.43
Amortization of deferred financing fees	0.04	0.15	0.23	0.22
Cash income tax expense	-	0.01	(0.02)	(0.01)
Fair value adjustment to deferred revenue	0.31	0.56	1.79	1.15
Fair value adjustment to deferred expense	0.01	0.01	0.05	0.02
Loss on debt extinguishment	0.89	-	0.90	-
Gain on sale of equity method investment	-	-	(0.10)	-
Basic Non-GAAP net income per share	$0.48	$0.30	$1.70	$1.15

Reconciliation of GAAP diluted net (loss) income per share to non-GAAP diluted net income per share
Fully diluted shares:
Common stock	47,068	40,667	46,892	30,675
Diluted stock options	1,968	1,630	2,186	2,058
Diluted restricted stock	964	982	1,117	1,006
Total	50,000	43,279	50,195	33,739

Diluted GAAP net (loss) income per share	$(1.10)	$0.01	$(2.61)	$(0.40)
Diluted equity	0.06	-	0.17	0.04
Amortization of intangibles	0.34	0.32	1.40	0.76
Loss on sale of assets	-	-	0.01	-
Stock based compensation	0.06	0.05	0.24	0.21
Income tax benefit	(0.09)	(1.17)	(0.33)	(1.48)
Restructuring charges	-	0.21	0.05	0.28
Corporate development	-	0.18	0.01	0.39
Amortization of deferred financing fees	0.03	0.13	0.22	0.20
Cash income tax expense (benefit)	-	0.01	(0.02)	(0.01)
Fair value adjustment to deferred revenue	0.29	0.53	1.67	1.04
Fair value adjustment to deferred expense	0.01	0.01	0.05	0.02
Loss on debt extinguishment	0.85	-	0.84	-
Gain on sale of equity method investment	-	-	(0.11)	-
Diluted Non-GAAP net income per share	$0.45	$0.28	$1.59	$1.05

Reconciliation of GAAP operating loss to non-GAAP operating income
GAAP operating loss	$(605)	$(32,845)	$(36,010)	$(40,767)
Amortization of intangibles	17,397	13,703	70,350	25,389
Loss on sale of assets	1	-	403	10
Stock based compensation	3,077	1,948	11,927	6,933
Restructuring (credits) charges	(55)	9,206	2,469	9,536
Corporate development	-	7,789	660	13,083
Fair value adjustment to deferred revenue	14,719	22,911	83,732	35,238
Fair value adjustment to deferred expense	495	538	2,376	739
Non-GAAP operating income	$35,029	$23,250	$135,907	$50,161

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Reconciliation of GAAP operating margin to non-GAAP operating margin
GAAP operating margin	-1%	-45%	-9%	-20%
Amortization of intangibles	14%	15%	14%	11%
Restructuring charges	0%	10%	1%	4%
Corporate development	0%	8%	0%	6%
Fair value adjustment to deferred revenue	13%	33%	21%	17%
Fair value adjustment to deferred expense	0%	1%	0%	0%
Stock based compensation	2%	2%	1%	3%
Non-GAAP operating margin	28%	24%	28%	21%

Reconciliation of GAAP operating loss to adjusted EBITDA
GAAP operating loss	$(605)	$(32,845)	$(36,010)	$(40,767)
Depreciation and amortization	19,753	15,243	78,981	29,456
Loss on sale of assets	1	-	403	10
Stock based compensation	3,077	1,948	11,927	6,933
Restructuring (credits) charges	(55)	9,206	2,469	9,536
Corporate development	-	7,789	660	13,083
Fair value adjustment to deferred revenue	14,719	22,911	83,732	35,238
Fair value adjustment to deferred expense	495	538	2,376	739
Adjusted EBITDA	$37,385	$24,790	$144,538	$54,228

Reconciliation of GAAP operating margin to adjusted EBITDA margin
GAAP operating margin	-1%	-45%	-9%	-20%
Depreciation and amortization	16%	17%	15%	13%
Stock based compensation	2%	2%	2%	3%
Restructuring charges	0%	11%	1%	4%
Corporate development	0%	8%	0%	6%
Fair value adjustment to deferred revenue	13%	32%	20%	17%
Fair value adjustment to deferred expense	0%	1%	0%	0%
Adjusted EBITDA margin	30%	26%	29%	23%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Stock based compensation
Subscription (cost of revenue)	$346	$228	$1,312	$856
Sales and marketing	805	356	2,872	1,240
Research and development	476	302	1,963	969
General and administration	1,450	1,062	5,780	3,868
Total	$3,077	$1,948	$11,927	$6,933

13

Web.com Group, Inc.
Consolidated Statement of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011

Cash flows from operating activities

Net (loss) income	$(51,878)	$544	$(122,217)	$(12,309)

Adjustments to reconcile to net cash provided by operating activities:
Gain (loss) on sale of discontinued operations	-	125	-	(200)
Gain on sale of equity method investment	-	-	(5,156)	-
Loss from debt extinguishment	39,331	-	39,331	-
Depreciation and amortization	19,753	15,243	78,981	29,456
Stock-based compensation	3,077	1,948	11,927	6,933
Deferred income tax benefit	(4,095)	(50,296)	(17,179)	(50,112)
Amortization of debt issuance costs and other	1,650	5,623	11,420	6,572
Changes in operating assets and liabilities:
Accounts receivable, net	2,801	(778)	(1,906)	(407)
Prepaid expenses and other assets	3,136	2,508	(3,020)	1,711
Deferred expense	492	1,208	3,004	2,025
Accounts payable	(4,821)	(1,349)	295	(1,509)
Accrued expenses and other liabilities	(1,137)	1,197	(4,755)	1,694
Accrued compensation and benefits	2,755	1,047	(577)	(2,897)
Accrued restructuring	(1,163)	7,209	(4,176)	5,199
Deferred revenue	16,718	20,225	91,993	28,768
Net cash provided by operating activities	26,619	4,454	77,965	14,924

Cash flows from investing activities

Business acquisitions, net of cash received	-	(405,120)	-	(405,120)
Proceeds from sale of discontinued operations	-	-	-	325
Proceeds from sale of equity method investment	-	-	7,197	-
Purchase of property and equipment	(3,308)	(671)	(22,298)	(4,270)
Other	(76)	-	(76)	83
Net cash used in investing activities	(3,385)	(405,791)	(15,177)	(408,982)

Cash flows from financing activities

Stock issuance costs	(10)	(7)	(21)	(16)
Common stock repurchased	(1,186)	(4)	(4,683)	(452)
Debt issuance costs	(3,720)	(21,242)	(3,720)	(21,242)
Issuance of debt	643,205	745,500	643,205	745,500
Payment of debt	(659,074)	(325,738)	(701,574)	(341,748)
Proceeds from exercise of stock options and other	1,244	440	5,822	9,073
Net cash (used in) provided by financing activities	$(19,541)	$398,949	$(60,971)	$391,115

Net increase (decrease) in cash and cash equivalents	3,693	(2,388)	1,817	(2,943)
Cash and cash equivalents, beginning of period	11,487	15,752	13,364	16,307
Cash and cash equivalents, end of period	$15,180	$13,364	$15,181	$13,364

Supplemental cash flow information:
Interest paid	$14,302	$4,060	$57,293	$7,786
Income tax paid	$55	$162	$252	$1,089

14